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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 8, 2000
                                                --------------------------------

                               PRIZE ENERGY CORP.
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             (Exact name of registrant as specified in its charter)


   Delaware                       001-14575                     75-2766114
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(State or other                (Commission File                (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)


3500 William D. Tate, Suite 200, Grapevine, Texas                 76051
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (817) 424-0400
                                                  ---------------

        Vista Energy Resources, Inc., 550 West Texas Avenue, Suite 700,
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                              Midland, Texas 79701
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         (Former name or former address, if changed since last report)
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Item 4.   Changes in Registrant's Certifying Accountant.

          On February 8, 2000, the Registrant (formerly known as Vista Energy Resources, Inc.) acquired Prize Natural Resources, Inc. (formerly known as Prize Energy Corp.) ("PNR"). The acquisition was effected through the merger (the "Merger") of PEC Acquisition Corp., a wholly-owned subsidiary of the Registrant, with and into PNR, with PNR as the surviving corporation. PNR is now a wholly-owned subsidiary of the Registrant. The Merger will be accounted for as a reverse acquisition, in which PNR is the purchaser of the Registrant. Therefore, following the Merger, the historical financial statements of the Registrant will be the historical financial statements of PNR. Arthur Andersen LLP has been the independent accountant for the Registrant and Ernst & Young LLP has been the independent accountant for PNR.

          In conjunction with the Merger, on February 8, 2000, the Board of Directors of the Registrant approved the engagement of Ernst & Young as the Registrant's independent accountant for the fiscal year ending December 31, 2000, to replace Arthur Andersen, who will be dismissed as independent accountant of the Registrant after completing the audit of Vista Energy Resources, Inc. and its subsidiaries at December 31, 1999, and for the year then ended. On February 8, 2000, the Board of Directors of the Registrant also approved the engagement of Ernst & Young as independent accountant to audit PNR and its subsidiaries at December 31, 1999, and for the period then ended.

          Arthur Andersen's reports on the Registrant's financial statements for the fiscal years ended December 31, 1998 and 1997, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          In connection with the audits of the Registrant's financial statements for the fiscal years ended December 31, 1998 and 1997, and in the subsequent interim period, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with their report.

          The Registrant has requested that Arthur Andersen furnish to the Registrant a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen agrees with the above statements.

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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             16. Letter regarding Change in Certifying Accountant (to be filed by amendment hereto as soon as possible and within 10 business days of the date hereof).



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PRIZE ENERGY CORP.


Date: February 15, 2000                    By: /s/ LON C. KILE
                                              ----------------------------
                                              Lon C. Kile
                                              President







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